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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 14, 2004
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)





                                  DSL.NET, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         DELAWARE                  000-27525                      06-1510312
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(STATE OR OTHER JURISDICTION      (COMMISSION                   (IRS EMPLOYER
     OF INCORPORATION)            FILE NUMBER)               IDENTIFICATION NO.)



                              545 LONG WHARF DRIVE
                          NEW HAVEN, CONNECTICUT 06511
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




                                 (203) 772-1000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)  Exhibits.


                Exhibit
                Number                      Exhibit
                ------                      -------

                99.01                    Press Release









ITEM 9.    REGULATION FD DISCLOSURE.

           DSL.net, Inc. has issued the press release that is attached hereto as, and is hereby incorporated by this reference from, Exhibit 99.01.

           The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by DSL.net, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filings.

                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                  DSL.NET, INC.



Dated:  April 20, 2004                            By:  /s/ Robert J. DeSantis
                                                       ----------------------
                                                  Name:  Robert J. DeSantis
                                                  Title: Chief Financial Officer

                                INDEX TO EXHIBITS


     Exhibit
     Number                          Exhibit
     ------                          -------

     99.01                         Press Release